                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 5, 1998, with respect to the consolidated financial statements of Hull Trading Company, L.L.C. included in Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-78407) and related Prospectus of The Hull Group Inc.


                                          Schultz & Chez, L.L.P.

Chicago, Illinois

June 21, 1999